UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 15, 2003



                       KENTUCKY BANCSHARES, INC.
 (Exact Name of Registrant as specified in Charter)


   Kentucky                   33-96358              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)


(859)987-1795
(Registrant's telephone number, including area code)

BOURBON BANCSHARES, INC.
(Former name or former address, if changed since last report.)


INFORMATION TO BE INCLUDED IN THE REPORT

  Item 5. Other Events and Required FD Disclosure
	Effective July 15, 2003, the Registrant changed its name from Bourbon Bancshares, Inc. to Kentucky Bancshares, Inc.
  Item 7. Financial Statements and Exhibits
Exhibit 99.1 - Release of quarterly financial information as of June 30, 2003, as released on July 15, 2003.
  Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition
On July 15, 2003, the Registrant issued a press release announcing its earnings release for the second quarter of 2003.
A copy of this press release is attached as Exhibit 99.1. (The Registrant's initial release incorrectly referred to the quarter ended March 31; the Registrant subsequently issued a corrected release referring to the quarter ended June 30.)
	This information is being furnished under Item 12. Results of Operations and Financial Condition and is presented under
Item 9. Regulation FD Disclosure in accordance with SEC Release
No. 33-8216.
The information in Items 7 and 9 of this Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY BANCSHARES, INC.



Date: July 21, 2003           By      /s/ Gregory J. Dawson___
         Gregory J. Dawson
         Chief Financial Officer


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